U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (EARLIEST EVENT REPORTED): December 18, 2003



                               VIRBAC CORPORATION
                     (formerly Agri-Nutrition Group Limited)
             (Exact name of registrant as specified in its charter)


      Delaware                     0-24312                 43-1648680
(State of Incorporation)   (Commission File No.)  (IRS Employer Identification
                                                                No.)



                             3200 MEACHAM BOULEVARD
                             FORT WORTH, TEXAS 76137
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (817) 831-5030
              (Registrant's telephone number, including area code)



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ITEM 9.       REGULATION FD DISCLOSURE

         On December 18, 2003, Virbac Corporation issued a press release announcing its preliminary estimates of results for the period ended September 30, 2003, and restated prior period results and that its Chief Executive Officer has taken a voluntary leave of absence pending completion of its Audit Committee's internal inquiry. For additional information, please see the press release furnished as Exhibit 99 to this report.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On December 18, 2003, Virbac Corporation issued a press release announcing its preliminary estimates of results for the period ended September 30, 2003, and restated prior period results and that its Chief Executive Officer has taken a voluntary leave of absence pending completion of its Audit Committee's internal inquiry. For additional information, please see the press release furnished as Exhibit 99 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VIRBAC CORPORATION



                            By:   /s/ JOSEPH A. ROUGRAFF

                               Joseph A. Rougraff
                               Chief Financial Officer

Date: December 18, 2003